INCOME TAXES - Components of the Provision for Income Taxes (Details) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2025	Mar. 31, 2024	Mar. 31, 2023
Current:
Federal	$ 22,912	$ 27,754	$ 25,624
State	7,419	10,805	8,599
Foreign	1,092	1,236	499
Total current expense	31,423	39,795	34,722
Deferred:
Federal	(551)	(1,898)	942
State	(50)	(778)	198
Foreign	145	(49)	(190)
Total deferred expense (benefit)	(456)	(2,725)	950
Provision for income taxes	$ 30,967	$ 37,070	$ 35,672